Exhibit 10.10
PARTHUS TECHNOLOGIES PLC
(subsequently known as PARTHUSCEVA, INC. and CEVA, INC.)
2000 SHARE OPTION PLAN
(amended and restated on May 15, 2007)
1. Purposes of the Plan. The purposes of this Share Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Directors, Employees and Consultants, and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Share Options or Non-statutory Share Options, as determined by the Administrator at the time of grant.
2. Definitions. As used herein, the following definitions shall apply:
(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.
(b) “Applicable Laws” means the legal requirements relating to the administration of share option plans under United States federal and state corporate and securities laws, the Code and applicable laws of Ireland.
(c) “Business Day” (a weekday, excluding Saturdays, on which the main clearing banks in Dublin are open for business and excluding statutory and public holidays.)
(d) “Board” means the Board of Directors of the Company.
(e) “Code” means the Internal Revenue Code of 1986, as amended.
(f) “Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.
(g) “Common Stock” means the common stock of the Company, par value 0.001 per share.
(h) “Company” means Parthus Technologies plc, a company incorporated under the laws of the Republic of Ireland, or any successor to the Company.
(i) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term “Consultant” shall also include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.
(j) “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.

A leave of absence approved by the Company shall include sick leave, (in accordance with terms and conditions approved by the Company for the time being) military leave, or any other personal leave. For purposes of Incentive Share Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Share Option held by the Optionee shall cease to be treated as an Incentive Share Option and shall be treated for tax purposes as a Nonstatutory Share Option.
(k) “Director” means a member of the Board.
(l) “Disability” means total and permanent disability as certified by a medical practitioner (approved by the Board) which compel the Option Holder to permanently discontinue or alter the nature of his employment.
(m) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.
(n) “Exchange Act” means the United States federal Securities Exchange Act of 1934, as amended.
(o) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i) If the Common Stock is listed or dealt on any established stock exchange or market, including, without limitation, the NASDAQ Global Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of the Common Stock shall be the closing sales price for such Common Stock (or the closing bid, if no sales were reported) as quoted on such market or exchange (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Financial Times or such other source as the Administrator deems reliable;
(ii) If the Common Stock is quoted on the NASDAQ System (but not on the NASDAQ Global Market thereof) or are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of the Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Financial Times or such other source as the Administrator deems reliable;
(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator;
(iv) In no event shall Fair Market Value be less than the par value of the Common Stock . “Incentive Share Option” means an Option intended to qualify as an incentive share option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(p) “IPO” means the initial public offering by the Company of newly issued Shares, which offering (i) may be effected pursuant to a registration of such offering pursuant to the Securities Act, 1933 of the United States of America, and the rules and regulations made thereunder (the “Securities Act”) or pursuant to any applicable exemption therefrom (including, without limitation, Regulation S or Rule 144A under the Securities Act) (ii) may be made in conjunction with a secondary offering of Shares by one or more of the then existing shareholders of the Company, and (iii) may involve the admission of Shares of the Company to trading or listing on the Official List of the Irish Stock Exchange Limited, the London Stock Exchange Limited, any EC Approved Market (as that term is used in the UK Financial Services Act 1986 (Investment Advertisement) (Exemptions) Order 192, the National Association of Securities Dealers Automated Quotation National Market System, the New York Stock Exchange or any other security exchange.
(q) “Nonstatutory Share Option” means an Option not intended to qualify as an Incentive Share Option.
(r) “Notice of Grant” means a written notice evidencing certain terms and conditions of an individual Option grant. Notice of Grant is set out as part I of the Option Agreement.
(s) “Normal Retirement Age” means the age at which the Optionee (who is an Employee) is bound to retire in accordance with the terms of his or her employment (or 60 in the absence of any age for retirement being specified in accordance with the terms of employment).
(t) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(u) “Option” means an option to purchase shares of Common Stock granted pursuant to the Plan.
(v) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
(w) “Option Exchange Program” means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.
(x) “Optioned Share” means the shares of Common Stock subject to an Option.
(y) “Optionee” means an Employee or Consultant who holds an outstanding Option.
(z) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(aa) “Plan” means this 2000 Share Option Plan.
(bb) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(cc) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
(dd) “1998 Share Option Scheme” means the share option scheme adopted by the board of directors of the Company on 30th March, 1998 and approved by the members of the Company in general meeting on 8th December, 1998.
3. Shares Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares of Common Stock in respect of which option may be outstanding at any time under the Plan is       shares of Common Stock.
If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased shares of Common Stock which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Common Stock that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.
4. Administration of the Plan.
(a) Procedure.
(i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.
(ii) Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. In addition such Committee shall be subject to such terms and conditions as the Board may prescribe. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule l6b-3.

(iii) Administration With Respect to Other Persons. With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. In addition such Committee shall be subject to such terms and conditions as the Board may prescribe. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.
(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board and, the terms and conditions prescribed by the Board in respect of, to such Committee, the Administrator shall have the authority, in its discretion:
(i) to determine the Fair Market Value of the Common Stock , in accordance with Section 2(m) of the Plan;
(ii) to select the Consultants and Employees to whom Options may be granted hereunder;
(iii) to determine whether and to what extent and the terms on which Options are to be granted hereunder;
(iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;
(v) to approve forms of agreement (including, without limitation, Option Agreements) for use under the Plan;
(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option (which need not be identical) granted hereunder. Such terms and conditions include, but are not limited to, the exercise price per share of Options to be granted, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
(vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;
(viii) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;
(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limitation, rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;
(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;
(xii) to institute an Option Exchange Program;
(xiii) to determine the terms and restrictions applicable to Options; and
(xiv) to make all other determinations deemed necessary or advisable for administering the Plan.
(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.
5. Eligibility. Nonstatutory Share Options may be granted to Employees and Consultants. Incentive Share Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option may be granted additional Options. No person shall be entitled as of right to participate in the Plan and the decision as to who shall have the opportunity of participating in the Plan and the extent of his participation will, subject to the provisions of this Plan be determined by the Administrator. Every offer of participation in the Plan is conditional on an Employee or Consultant entering into an Option Agreement within thirty (30) days (or such longer period as the Administrator may specify in writing) of any such offer and if such Employee or Consultant shall fail to enter into such Option Agreement within such period the offer shall be deemed to have lapsed.
6. Limitations.
(a) Each Option shall be designated in the Notice of Grant as either an Incentive Share Option or a Nonstatutory Share Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Common Stock subject to an Optionee’s Incentive Share Options granted by the Company, any Parent or Subsidiary, which become execrable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000 such excess Options shall be treated as Nonstatutory Share Options. For the purposes of this Section 6(a), Incentive Share Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Common Stock shall be determined as of the time of grant.

(b) Subject to Applicable Laws, neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause. Without limitation to the foregoing, in no circumstances shall any Optionee who ceases to maintain Continuous Status as an Employee or Consultant for whatever reason, be entitled to compensation for any loss of any right or benefit or prospective right or benefit whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise howsoever.
(c) The following limitations shall apply to grants of Options to Employees:
(i) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 12.
(ii) If an Option is cancelled in the same fiscal year of the Company it was granted (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limit set forth in this Section 6(c)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.
7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of seven (7) years unless terminated earlier under Section 14 of the Plan.
8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Share Option, the term shall be seven (7) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Share Option granted to an Optionee who, at the time the Incentive Share Option is granted, owns a number of shares of Common Stock representing more than ten percent (10%) of the voting power of all classes of share of the Company or any Parent or Subsidiary, the term of the Incentive Share Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.
9. Option Exercise Price and Consideration.
(a) Exercise Price. The per share exercise price for the Common Stock to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:
(i) In the case of an Incentive Share Option
(A) granted to an Employee who, at the time the Incentive Share Option is granted, owns a number of shares of Common Stock representing more than ten percent (10%) of the voting power of all classes of share of the Company or any Parent or Subsidiary, the exercise price per share of Common Stock shall be no less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the exercise price per share of Common Stock shall be no less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the date of grant.
(ii) In the case of a Nonstatutory Share Option, the exercise price per share of Common Stock shall be determined by the Administrator subject to the Applicable Laws.
(b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.
(c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, subject to compliance with Applicable Laws. In the case of an Incentive Share Option, the Administrator shall determine the acceptable form of consideration at the time of grant, subject to compliance with Applicable Laws. Such consideration may consist entirely of:
(i) cash;
(ii) cheque;
(iii) promissory note;
(iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;
(v) any combination of the foregoing methods of payment; or
(vi) such other consideration and method of payment for the issuance of the Common Stock to the extent permitted by Applicable Laws.
10. Exercise of Option.
(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.
An Option may not be exercised for a fraction of a share of Common Stock.

An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Common Stock with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan and permitted under the Applicable Laws. Common Stock issued upon exercise of an Option shall be issued in the name of the Optionee. Until the name of the purchaser of such Option Shares is entered in the register of members of the Company, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Share, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) a share certificate to the Optionee as soon as practicable after the Option is exercised.
No adjustment will be made for a dividend or other right for which the record date is prior to the date of issue of the Common Stock to the Optionee on foot of the exercise of an Option, the name is entered in the register of members, except as provided in Section 12 of the Plan.
Exercising an Option in any manner shall decrease the number of shares of Common Stock thereafter available, both for purposes of the Plan and for sale under the Option, by the number of shares of Common Stock as to which the Option is exercised.
(b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee’s Continuous Status as an Employee or Consultant, other than upon the Optionee’s death or Disability or retirement of an Employee on reaching Normal Retirement Age, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee’s termination of Continuous Status as an Employee or Consultant. In the case of an Incentive Share Option, such period of time shall not exceed three (3) months from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Common Stock covered by the unexercisable portion of the Option shall lapse and revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the shares of Common Stock covered by such Option shall revert to the Plan.
(c) Disability of Optionee. In the event that an Optionee’s Continuous Status as an Employee or Consultant terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant).

If at the date of termination of an Optionee’s Continuous Status as an Employee or Consultant by reason of the Optionee’s Disability, the Optionee would not be entitled to exercise his or her Option because an IPO had not occurred at such date, the Administrator may at its sole discretion in any particular case permit any such Optionee to exercise his or her Option on such terms as the Administrator thinks fit within twelve (12) months of the date of termination of the Employee’s Continuous Status as an Employee or Consultant (or such shorter period as the Administrator thinks fit) notwithstanding that an IPO has not occurred. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares of Common Stock covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares of Common Stock covered by such Option shall revert to the Plan.
(d) Retirement on Reaching Normal Retirement Age. In the event that an Optionee’s Continuous Status as an Employee or Consultant terminates as a result of the Optionee’s retirement on reaching Normal Retirement Age, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Common Stock covered by the unexercisable portion of the Option shall revert to the Plan. If after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares of Common Stock covered by such Option shall revert to the Plan.
(e) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s legal personal representatives or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares of Common Stock covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee’s legal personal representatives or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares of Common Stock covered by such Option shall revert to the Plan.
(f) Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act (“Insiders”) must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.
11. Non-Transferability of Options. An Option is personal to an Optionee and may not be sold, pledged, assigned, hypothecated, encumbered, transferred, or disposed of in any manner (subject only to clause 10 (d) of the Plan) and an Option shall terminate forthwith if an Optionee purports to do so. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee and after his death only by his legal personal representatives or a person who acquires the right to exercise the Option by bequest or inheritance in accordance with clause 10(d) of the Plan. The terms of the Plan and the Option Agreement shall be binding on the executors, administrators, heirs and successors of the Optionee. In the event that an Optionee shall be adjudicated bankrupt his Option shall automatically terminate and shall revert to the Plan.

12. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger, Asset Sale or Change of Control.
(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a share subdivision, reverse share subdivision, scrip dividend, combination or reclassification of the Common Stock , or any other increase or decrease in the number of issued shares of Common Stock effected (subject to Applicable Laws) without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Common Stock subject to an Option.
(b) Dissolution or Liquidation. In the event of a liquidation or dissolution of the Company, each outstanding Option under the Plan shall become fully vested and exercisable immediately prior to the effective date of such liquidation or dissolution. Effective upon the consummation of such liquidation or dissolution of the Company, all outstanding Options under the Plan shall terminate to the extent not exercised prior to such date.
(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company, or the execution by the Company of any agreement with respect to a merger or sale of all or substantially all of the assets of the Company, all then outstanding Options under the Plan shall be Assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes of this Section 12(c), “Assumed” means either (i) the Option is expressly affirmed by the Company or (ii) the contractual obligations represented by the Option are expressly assumed (and not simply by operation of law) by the acquiring or succeeding corporation (or an affiliate thereof) in connection with such merger or sale of all or substantially all of the assets of the Company with appropriate adjustments to the number and type of securities of the acquiring or succeeding corporation (or an affiliate thereof) subject to the Option and the exercise price thereof which at least preserves the compensation element of the Option existing at the time of such merger or sale of all or substantially all of the assets of the Company as determined in accordance with the instruments evidencing the agreement to assume the Option.

Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to Assume or substitute for the outstanding Options under the Plan, then each outstanding Option under the Plan shall become fully vested and exercisable immediately prior to the effective time of such merger or sale of all or substantially all of the assets of the Company. Effective upon the consummation of such merger or sale of all or substantially all of the assets of the Company, all outstanding Options under the Plan shall terminate to the extent not “Assumed;” provided, however, that in the event of a merger or asset sale under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such merger or sale of all or substantially all of the assets of the Company (the “Acquisition Price”), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such merger or sale of all or substantially all of the assets of the Company and that each Optionee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.
13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.
14. Amendment and Termination of the Plan.
(a) Amendment and Termination. Subject to the provisions of sub-paragraphs (b) and (c) of this Clause 14 the Board may at any time amend, alter, suspend or terminate the Plan or any of the provisions thereof in such manner as it may think fit.
(b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

15. Conditions Upon Issuance of Shares.
(a) Legal Compliance. Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Common Stock shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any share exchange or quotation system upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
(b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Common Stock is being purchased only for investment and without any present intention to sell or distribute such Common Stock if, in the opinion of counsel for the Company, such a representation is required.
16. Liability of Company.
(a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Common Stock as to which such requisite authority shall not have been obtained.
(b) Grants Exceeding Allotted Common Stock . If the Optioned Share covered by an Option exceeds, as of the date of grant, the number of shares of Common Stock which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Share, unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.
17. Reservation of Common Stock . The Company, during the term of this Plan, will at all times reserve and keep available such number of authorized shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.
18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.